Exhibit 10.7

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of February 24, 2020, is entered into by and between Blow & Drive Interlock Corporation, a Delaware corporation (the “Company”), and EMA Financial, LLC, a Delaware limited liability company (the “Purchaser” or “Holder”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act” or “1933 Act”), and Rule 506 promulgated thereunder by the United States Securities and Exchange Commission (the “SEC”), the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company a 10% convertible note of the Company, in the form attached hereto as Exhibit A, in the principal amount of $75,000.00 (together with any note(s) issued in replacement thereof or as interest thereon or otherwise with respect thereto in accordance with the terms thereof, the “Note”), convertible into shares (“Conversion Shares”) of common stock, $0.001 par value per share (the “Common Stock”), of the Company, upon the terms and subject to the limitations and conditions set forth in such Note.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

1.	Purchase and Sale of Note.

a) Purchase of Note. On the Closing Date (as defined below), the Company shall issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company, the Note for an aggregate purchase price of $63,750.00 (“Purchase Price”).

b) Form of Payment. On the Closing Date (i) the Purchaser shall pay the Purchase Price by wire transfer of immediately available funds, in accordance with the Company’s written instructions as provided in the disbursement authorization dated February 24, 2020 and signed by the Company (the “Disbursement Authorization”), simultaneously with delivery of the Note, and (ii) the Company shall deliver such Note duly executed on behalf of the Company to the Purchaser, simultaneously with delivery of such Purchase Price.

c) Closing Date. Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Section 8 and Section 9 below, the closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the first business day following the date hereof or such other mutually agreed upon time (the “Closing Date”)

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2. Purchaser’s Representations and Warranties. The Purchaser represents and warrants to the Company that:

a) Investment Purpose. Purchaser is acquiring the Note and the Conversion Shares (collectively, the “Securities”) for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws; provided, however, by making the representations herein, Purchaser does not agree, or make any representation or warranty, to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. The Purchaser is acquiring the Securities hereunder in the ordinary course of its business. The Purchaser does not presently have any agreement or understanding, directly or indirectly, with any person to distribute any of the Securities in violation of applicable securities laws.

b) Accredited Investor Status. The Purchaser is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”).

3. Representations and Warranties of the Company. Except as disclosed by the Company in the publicly filed SEC Documents (as defined in this Agreement) the Company represents and warrants to the Purchaser, as of the date hereof and the Closing Date, that:

a) Organization and Qualification. The Company and each of its Subsidiaries (as defined below), if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The SEC Documents set forth a list of all of the Subsidiaries of the Company and the jurisdiction in which each is incorporated The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. “Material Adverse Effect” means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. “Subsidiaries” means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest.

b) Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement and the Note and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement and the Note by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Note and the issuance and reservation for issuance of the Conversion Shares issuable upon conversion and exercise thereof) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) this Agreement has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Note and each of such instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

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c) Capitalization. As of the date hereof, the authorized capital stock of the Company, and number of shares issued and outstanding, is as set forth in the Company’s most recent periodic report filed with the SEC. Except as disclosed in the SEC Documents no shares are reserved for issuance pursuant to the Company’s stock option plans. Except as disclosed in the SEC Documents no shares are reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for shares of Common Stock. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and non-assessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. As of the effective date of this Agreement, and except as disclosed in the SEC Documents, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities, notes or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of any of the Securities. The Company has furnished to the Purchaser true and correct copies of the Company’s Certificate or Articles of Incorporation as in effect on the date hereof (“Formation Documents”), the Company’s By-laws, as in effect on the date hereof (the “By-laws”), and the terms of all securities convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto.

d) Issuance of Shares. The Conversion Shares are duly authorized and reserved for issuance and, upon conversion of the Note, as the case may be, in accordance with their respective terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

e) Acknowledgment of Dilution. The Company’s executive officers and directors understand the nature of the Securities being sold hereby and recognize that the issuance of the Securities will have a potential dilutive effect on the equity holdings of other holders of the Company’s equity or rights to receive equity of the Company. The Board of Directors of the Company has concluded, in its good faith business judgment that the issuance of the Securities is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Conversion Shares upon conversion of the Notes is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other stockholders of the Company or parties entitled to receive equity of the Company.

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f) No Conflicts. The execution, delivery and performance of this Agreement, and the Note by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Conversion Shares) will not (i) conflict with or result in a violation of any provision of the Formation Documents or By-laws, or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party and that is not filed as an SEC Document or other document filed with the SEC, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its Subsidiaries is in violation of its Formation Documents, By-laws or other organizational documents and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries, if any, are not being conducted, and shall not be conducted so long as the Purchaser owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self-regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement and the Note in accordance with the terms hereof or thereof or to issue and sell the Securities in accordance with the terms hereof and thereof and to issue the Conversion Shares. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in violation of the listing requirements of the Principal Market (as defined in this Agreement) and does not reasonably anticipate that the Common Stock will be delisted by the Principal Market in the foreseeable future. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

g) SEC Documents; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”). Upon written request the Company will deliver to the Purchaser true and complete copies of the SEC Documents, except for such exhibits and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (“1934 Act” or “Exchange Act”), and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business, and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company. The Company is subject to the reporting requirements of the 1934 Act.

h) Absence of Certain Changes. Since September 30, 2019, there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition, results of operations, prospects or 1934 Act reporting status of the Company or any of its Subsidiaries.

i) Absence of Litigation. There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, or their officers or directors in their capacity as such, that could have a Material Adverse Effect. The public filings contain a complete list and summary description of any pending or, to the knowledge of the Company, threatened proceeding against or affecting the Company or any of its Subsidiaries, without regard to whether it would have a Material Adverse Effect. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

j) Patents, Copyrights, etc. The Company and each of its Subsidiaries owns or possesses the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights (“Intellectual Property”) necessary to enable it to conduct its business as now operated (and, as presently contemplated to be operated in the future); there is no claim or action by any person pertaining to, or proceeding pending, or to the Company’s knowledge threatened, which challenges the right of the Company or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated (and, as presently contemplated to be operated in the future); to the best of the Company’s knowledge, the Company’s or its Subsidiaries’ current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any person and/or entity; and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

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k) No Materially Adverse Contracts, Etc. Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company’s officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company’s officers has or is expected to have a Material Adverse Effect.

l) Disclosure. No event or circumstance has occurred or exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

m) Brokers. The Company hereby represents and warrants that it has not hired, retained or dealt with any broker, finder, consultant, person, firm or corporation (“Broker”) in connection with the negotiation, execution or delivery of this Agreement or the transactions contemplated hereunder. The Company covenants and agrees that should any claim be made against Purchaser for any commission or other compensation by the Broker, based upon the Company’s engagement of such person in connection with this transaction, the Company shall indemnify, defend and hold Purchaser harmless from and against any and all damages, expenses (including attorneys’ fees and disbursements) and liability arising from such claim. The Company shall pay the commission of the Broker, to the attention of the Broker, pursuant to their separate agreement(s) between the Company and the Broker.

n) Permits; Compliance. The Company and each of its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the “Company Permits”), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Since September 30, 2019, neither the Company nor any of its Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

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o) Insurance. The Company and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such coverage, amounts as are prudent and customary in the businesses in which the Company is engaged, including, but not limited to, directors and officer’s insurance coverage with coverage amounts that are at least equal to the aggregate Purchase Price. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

p) No “Shell”. As of the date of this Agreement the Company is an operating company and, either (i) is not or has never been a “shell issuer” as defined in Rule 144(i)(2) or (ii) at least 12 months have passed since the Company filed Form 10 Type information indicating it is not a “shell issuer” (and supporting the claim that it is no longer a shell company), filed all required reports for at least twelve consecutive months after the filing of the respective Form 10 information, and has therefore complied with Rule 144(i)(2).

q) Bad Actor. No officer or director of the Company would be disqualified under Rule 506(d) of the Securities Act as amended on the basis of being a “bad actor”.

r) Acknowledgement Regarding Purchaser’s Trading Activity. Notwithstanding anything in this Agreement or elsewhere to the contrary it is understood and acknowledged by the Company that: (i) the Purchaser has not been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction.

s) Sarbanes-Oxley Act. The Company and each Subsidiary is in material compliance with all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof.

4. COVENANTS.

a) Best Efforts. The parties shall use their best efforts to satisfy timely each of the conditions described in Section 6 and 7 of this Agreement.

b) Form D; Blue Sky Laws. The Company agrees when applicable to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Purchaser promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Purchaser at the applicable closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Purchaser on or prior to the Closing Date.

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c) Use of Proceeds. The Company shall use the proceeds from the sale of the Securities for general corporate purposes, marketing and sales, product development, key personnel recruiting and business development purposes, and shall not, directly or indirectly, use such proceeds for (i) the repayment of any debt issued in corporate finance transactions, (ii) any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with the Company’s currently existing operations), or (iii) any loan, credit, or advance to any officers, directors, employees, or affiliates of the Company.

d) Financial Information. Upon written request of the Purchaser, the Company agrees to within (3) three days of the written request send or make available the following reports filed with the SEC or OTC Markets Group to the Purchaser: a copy of its Annual Report and its Quarterly Reports and any Supplemental Reports; (ii) copies of all press releases issued by the Company or any of its Subsidiaries; and (iii) copies of any notices or other information the Company makes available or gives to such shareholders. Notwithstanding the foregoing, the Company shall not disclose any material nonpublic information to the Purchaser without its consent unless such information is disclosed to the public prior to or promptly following such disclosure to the Purchaser.

e) Listing. The Company will obtain and, so long as the Purchaser owns any of the Securities, maintain the listing and trading of its Common Stock on the Principal Market, and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Financial Industry Regulatory Authority (“FINRA”) and such exchanges, as applicable. The Company shall promptly provide to the Purchaser copies of any notices it receives from the SEC, OTC Markets Group and any other exchanges or quotation systems on which the Common Stock is then listed regarding the continued eligibility of the Common Stock for listing on such exchanges and quotation systems, provided that it shall not provide any notices constituting material nonpublic information. If at any time while the Note is outstanding the Company fails to maintain the listing and trading and of its Common Stock, or fails in any way to comply with the Company’s reporting/ filing obligations such failure(s) will result in liquidated damages of fifteen thousand dollars ($15,000), being immediately due and payable to Purchaser at its election in the form of cash payment or addition to the balance of the Note.

f) Corporate Existence. So long as the Purchaser beneficially owns any Securities, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company’s assets, where the surviving or successor entity in such transaction (i) assumes the Company’s obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading on Principal Market.

g) No Integration. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the 1933 Act or cause the offering of the Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

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h) Securities Laws Disclosure; Publicity. The Company shall comply with applicable securities laws by filing a Current Report on Form 8-K, within four (4) Trading Days following the date hereof, disclosing all the material terms of the transactions contemplated hereby.

i) Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by this Agreement, the Company covenants and agrees that neither it nor any other person acting on its behalf will provide the Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto the Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that the Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

j) Subsidiaries. So long as the Note remains outstanding, the Company shall not transfer any assets or rights to any of its subsidiaries or permit any of its subsidiaries to engage in any significant business or operations, whether such subsidiaries are currently existing or hereafter created.

k) Insurance. So long as the Note remains outstanding, the Company and its Subsidiaries shall maintain in full force and effect insurance reasonably believed by the Company to be adequate coverage (a) on all assets and activities, covering property loss or damage and loss of income by fire or other hazards or casualty, and (b) against all liabilities, claims and risks for which it is customary for companies similarly situated to the Company to insure, including without limitation applicable product liability insurance, required workmen’s compensation insurance, and other insurance covering injury or damage to persons or property, but excluding directors and officers insurance coverage. The Company shall promptly furnish or cause to be furnished evidence of such insurance to the Purchaser, in form and substance reasonably satisfactory to the Purchaser

l) [Intentionally Omitted].

m) Future Financings: From the date hereof until such time as the Purchaser no longer holds any of the Securities, in the event the Company issues or sells any shares of Common Stock or securities directly or indirectly convertible into or exercisable for Common Stock (“Common Stock Equivalents”) or amends the transaction documents relating to any sale or issuance of Common Stock or Common Stock Equivalents, and the Purchaser reasonably believes that the terms and conditions thereunder are more favorable to such investors as the terms and conditions granted under this Agreement, Note or any document provided by the Purchaser to the Company relating to any sale or issuance of Common Stock (the “Transaction Documents”), then at the Purchaser’s option the Transaction Documents shall be deemed automatically amended so as to give the Purchaser the benefit of such more favorable terms or conditions (for the avoidance of doubt, the Purchaser shall not be required to provide any notice to the Company with respect to such more favorable terms or conditions). Promptly following a request to the Company, the Company shall provide Purchaser with all executed transaction documents relating to any such sale or issue of Common Stock or Common Stock Equivalents. Company shall deliver acknowledgment of such automatic amendment to the Transaction Documents to Purchaser in form and substance reasonably satisfactory to the Purchaser (the “Acknowledgment”) within three (3) business days of Company’s receipt of request from Purchaser (the “Deadline”), provided that Company’s failure to timely provide the Acknowledgement shall not affect the automatic amendments contemplated hereby. If the Acknowledgement is not delivered by the Deadline, Company shall pay to the Purchaser $1,000.00 per day in cash, for each day beyond the Deadline that the Company fails to deliver such Acknowledgement such cash amount shall be paid to Holder by the first day of the month following the month in which it has accrued or, at the option of the Holder, shall be added to the principal amount of the Note, in which event interest shall accrue thereon in accordance with the terms of the Note and such additional principal amount shall be convertible into Common Stock in accordance with the terms of the Note.

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n) Piggyback Registration Rights. Borrower shall include all shares issuable upon conversion of the Note on: (i) the next registration statement and Regulation A offering statement Borrower files with the SEC; (ii) the subsequent registration statement if such previous registration statement is withdrawn, (iii) the subsequent Regulation A offering statement if such previous Regulation A offering statement is withdrawn, (iv) any amendment to any registration statement previously filed but not effective as of the Issue Date (as defined in the Note), and (v) any amendment to any Regulation A offering statement previously filed but not qualified as of the Issue Date. Failure to do so will result in liquidated damages of fifty percent (50%) of the outstanding principal amount of the Note, but not less than twenty-five thousand dollars ($25,000), being immediately due and payable to Holder at its election in the form of cash payment or addition to the balance of the Note.

o) Subsequent Financings. Notwithstanding anything contained herein, if at any time while this Note is outstanding the Company enters into any capital raising transaction, including without limitation an equity line transaction, a loan transaction or the sale of shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock, whether or not permitted under the Transaction Documents (“Subsequent Financing”), then following the closing of each such Subsequent Financing the Holder in its sole and absolute discretion may compel the Company to redeem up to the entire outstanding balance of the Note from the gross proceeds therefrom (“Redemption Amount”), provided however (a) if the Holder is holding other convertible notes similar to this Note whether issued prior or after the Issue Date of this Note (collectively with this Note, the “Notes”), the Redemption Amount may be applied to redeem any or all of the Notes specified by the Holder, (b) the Holder shall be notified in writing of the closing of each such Subsequent Financing within one (1) day following such closing, and (c) the Holder may elect not to exercise its right to such redemption in whole or in part, in which case the Company may not redeem any Notes in connection with such Subsequent Financing to the extent so rejected (for clarification, if the holder elects to reject any redemption in any instance, such rejection shall not affect the Holder’s redemption rights hereunder in the future). Further, in the event that the Holder demands redemption of a portion or the full balance of the Note within the first one hundred eighty (180) calendar days from Issue Date of the Note, such Redemption Amount shall subject to then then applicable Prepayment Factor, as defined in the Note shall be applied). To the extent the Company is obligated to redeem any portion of the Notes pursuant to this Section but fails to do so, such default shall constitute an Event of Default under all the Notes.

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p) Additional Investment Right. Purchaser shall have the right at any time from time to time, as of the date hereof, and until such date when the Note is no longer outstanding, to in its sole and absolute discretion purchase an additional convertible promissory note, or additional convertible promissory notes, from the Company for up to a principal amount equal to the amount of the Note purchased hereunder (each a “Subsequent Note” and collectively the “Subsequent Notes”) on the same terms and conditions as applicable to the purchase and sale of the Note purchased on the date hereof by Purchaser, and in substantially the same form and substance as the Note issued pursuant to this Agreement, mutatis mutandis, (each a “Subsequent Note Purchase” and collectively “Subsequent Note Purchases”). For Purchaser to exercise such Subsequent Note Purchase right, Purchaser shall deliver written notice, to the Company (for clarity notice sent via electronic mail shall satisfy such written notice requirement) electing to exercise such Subsequent Note Purchase right, which notice shall specify the principal amount of the Additional Note to be purchased by such Purchaser (“Subsequent Note Amount”) and the date on which such purchase and sale shall occur (“Subsequent Note Closing”), which Subsequent Note Closing shall occur within five (5) days following such notice by such Purchaser, or such other date mutually agreed upon by the Purchaser and Company. The terms and conditions of any Subsequent Note Purchase shall be identical to the terms and conditions set forth in this Agreement applicable to the sale of the Note on the date hereof, including without limitation each Subsequent Note will be in the form of the Note issued hereto, provided that the Maturity Date thereunder shall be on ninth (9th) month from the Subsequent Note’s issue date. Further, if a warrant to purchase Company’s common stock was issued pursuant to this Agreement then Purchaser shall receive a warrant in the form as the same form and substance as the warrant issued pursuant to this Agreement (“Subsequent Warrant”), provided that the Termination Date of the Additional Warrant shall be the fifth (5th) anniversary from the issue date of the Subsequent Warrant. On or prior to any Subsequent Note Closing(s), the Company and the Purchaser shall, upon Purchaser’s request, execute and deliver a new securities purchase agreement with respect to the Subsequent Note Purchase(s) in the same form and substance as this Agreement (each a “Subsequent Purchase Agreement and collectively “Subsequent Purchase Agreements”), mutatis mutandis, and all the representations, warranties, covenants, indemnities and conditions set forth herein shall be included and incorporated with respect to such Note Purchase, mutatis mutandis. Purchaser may assign its Subsequent Note Purchase right hereunder to any affiliate of such Purchaser.

5. Transfer Agent Instructions. Upon receipt of a duly executed Notice of Conversion, the Company shall issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of the Purchaser or its nominee, for the Conversion Shares in such amounts as specified from time to time by the Purchaser to the Company upon conversion of the Note, or any part thereof, in accordance with the terms thereof (the “Irrevocable Transfer Agent Instructions”). In the event that the Company proposes to replace its transfer agent, the Company shall provide, prior to the effective date of such replacement, a fully executed Irrevocable Transfer Agent Instructions in a form as initially delivered pursuant to this Agreement and the Securities (including but not limited to the provision to irrevocably reserve shares of Common Stock in the Reserved Amount (as defined in the Note)) signed by the successor transfer agent (to the Company) and the Company. Prior to registration of the Conversion Shares under the 1933 Act or the date on which the Conversion Shares may be sold pursuant to Rule 144, Section 4(a)(1) of the Securities Act (“Section 4(a)(1)”), or other applicable exemption without any restriction as to the number of Securities as of a particular date that can then be immediately sold, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that: (i) no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to hereof (in the case of the Conversion Shares, prior to registration of the Conversion Shares under the 1933 Act or the date on which the Conversion Shares may be sold pursuant to Rule 144, Section 4(a)(1), or other applicable exemption without any restriction as to the number of Securities as of a particular date that can then be immediately sold), will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Note; (ii) it will not direct its transfer agent not to transfer or delay, impair, and/or hinder its transfer agent in transferring (or issuing)(electronically or in certificated form) any certificate for Conversion Shares to be issued to the Purchaser upon conversion of or otherwise pursuant to the Note as and when required by the Note and this Agreement; and (iii) it will not fail to remove (or direct its transfer agent not to remove or impair, delay, and/or hinder its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any Conversion Shares issued to the Purchaser upon conversion of or otherwise pursuant to the Note as and when required by the Note and this Agreement. Nothing in this Section shall affect in any way the Purchaser’s obligations and agreement set forth in Section 2(g) hereof to comply with all applicable prospectus delivery requirements, if any, upon re-sale of the Securities. If the Purchaser provides the Company with (i) an opinion of counsel in form, substance and scope customary for opinions in comparable transactions, to the effect that a public sale or transfer of such Securities may be made without registration under the 1933 Act and such sale or transfer is effected or (ii) the Purchaser provides reasonable assurances that the Securities can be sold pursuant to Rule 144, Section 4(a)(1), or other applicable exemption, the Company shall permit the transfer, and, in the case of the Conversion Shares, promptly instruct its transfer agent to issue one or more certificates, free from restrictive legend, in such name and in such denominations as specified by the Purchaser. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchaser, by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 may be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

6. Injunction Posting of Bond. In the event the Purchaser shall elect to convert the Note or any parts thereof, the Company may not refuse conversion or exercise based on any claim that Purchaser or anyone associated or affiliated with Purchaser has been engaged in any violation of law, or for any other reason. In connection with any injunction sought or attempted by the Company, the Company shall be required to post a bond at least equal to the greater of either: (i) the outstanding principal amount of the Note; and (ii) the market value of the Conversion Shares sought to be converted, exercised or issued, based on the sale price per share of Common Stock on the principal market on which it is traded.

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7. Delivery of Unlegended Shares.

a) Within three (3) business days (such first business day being the “Unlegended Shares Delivery Date”) after the business day on which the Company has received from the Purchaser (i) a notice of conversion, (ii) a representation that the requirements of Rule 144, Section 4(a)(1), or any other applicable exemption have been satisfied, and (iii) an opinion of counsel in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, the Company shall deliver such shares of Common Stock without any legends including the legend set forth in Section 4(h) above (the “Unlegended Shares”); and (z) cause the issuance of the Unlegended Shares to the Purchaser via express courier, by electronic transfer, or otherwise as requested by the Purchaser, on or before the Unlegended Shares Delivery Date.

b) The Company understands that a delay in the delivery of the Unlegended Shares later than the Unlegended Shares Delivery Date could result in economic loss to the Purchaser. As compensation to Purchaser for such loss, the Company agrees to pay late payment fees (as liquidated damages and not as a penalty) to the Purchaser for late delivery of Unlegended Shares in the amount of $250.00 per business day after the Unlegended Shares Delivery Date. If during any three hundred and sixty (360) day period, the Company fails to deliver Unlegended Shares as required by this Section for an aggregate of thirty (30) days, then Purchaser or assignee holding Securities subject to such default may, at its option, require the Company to redeem all or any portion of the shares subject to such default at a price per share equal to the greater of (i) 200% of the most recent closing price of the Common Stock or (ii) the parity value of the Default Sum to be paid (as defined in Section 3.16 of the Note) (“Unlegended Redemption Amount”). The Company shall pay any payments incurred under this Section in immediately available funds upon demand.

8. Conditions to the Company’s Obligation to Sell. The obligation of the Company hereunder to issue and sell the Note to the Purchaser at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

a) The Purchaser shall have executed this Agreement and delivered the same to the Company.

b) The Purchaser shall have delivered the Purchase Price to the Company.

c) The representations and warranties of the Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the Closing Date.

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d) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

9. Conditions to The Purchaser’s Obligation to Purchase. The obligation of the Purchaser hereunder to purchase the Note at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for the Purchaser’s sole benefit and may be waived by the Purchaser at any time in its sole discretion:

a) The Company shall have executed this Agreement and delivered the same to the Purchaser.

b) The Company shall have delivered to the Purchaser the duly executed Note (in such denominations as the Purchaser shall request) in accordance with Section 1 above.

c) The Irrevocable Transfer Agent Instructions, in form and substance satisfactory to the Purchaser, shall have been delivered to and acknowledged in writing by the Company’s Transfer Agent (a copy of which written acknowledgment shall be provided to Purchaser prior to Closing).

d) The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Purchaser shall have received a certificate or certificates reasonably requested by the Purchaser including, but not limited to certificates with respect to the Company’s Formation Documents, By-laws, and Board of Directors’ resolutions relating to the transactions contemplated hereby.

e) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

f) No event shall have occurred which could reasonably be expected to have a Material Adverse Effect on the Company including but not limited to a change in the 1934 Act reporting status of the Company or the failure of the Company to be timely in its 1934 Act reporting obligations.

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g) The Conversion Shares shall have been authorized for quotation on the Principal Market and trading of the Common Stock on the Principal Market shall not have been suspended by the SEC or the Principal Market.

10. Governing Law; Miscellaneous.

a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws thereof or any other State. Any action brought by any party against any other party hereto concerning the transactions contemplated by this Agreement shall be brought only in the state courts located in the state and county of New York or in the federal courts located in the state and county of New York. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other transaction document contemplated hereby by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

b) Removal of Restrictive Legends. In the event that Purchaser has any shares of the Company’s Common Stock bearing any restrictive legends, and Purchaser, through its counsel or other representatives, submits to the Transfer Agent any such shares for the removal of the restrictive legends thereon in connection with a sale of such shares pursuant to any exemption to the registration requirements under the Securities Act, and the Company and or its counsel refuses or fails for any reason (except to the extent that such refusal or failure is based solely on applicable law that would prevent the removal of such restrictive legends) to render an opinion of counsel or any other documents or certificates required for the removal of the restrictive legends, then the Company hereby agrees and acknowledges that the Purchaser is hereby irrevocably and expressly authorized to have counsel to the Purchaser render any and all opinions and other certificates or instruments which may be required for purposes of removing such restrictive legends, and the Company hereby irrevocably authorizes and directs the Transfer Agent to, without any further confirmation or instructions from the Company, issue any such shares without restrictive legends as instructed by the Purchaser, and surrender to a common carrier for overnight delivery to the address as specified by the Purchaser, certificates, registered in the name of the Purchaser or its designees, representing the shares of Common Stock to which the Purchaser is entitled, without any restrictive legends and otherwise freely transferable on the books and records of the Company.

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c) Filing Requirements. From the date of this Agreement until the Notes are no longer outstanding, the Company will timely and voluntarily comply with all reporting requirements that are applicable to an issuer with a class of shares registered pursuant to Section 12(g) of the 1934 Act, whether or not the Company is then subject to such reporting requirements, and comply with all requirements related to any registration statement filed pursuant to this Agreement. The Company will use reasonable efforts not to take any action or file any document (whether or not permitted by the 1933 Act or the 1934 Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said acts until the Notes are no longer outstanding. The Company will maintain the quotation or listing of its Common Stock on the OTCQX, OTCQB, OTC Pink, New York Stock Exchange, NASDAQ Stock Market, NYSE MKT, f/k/a American Stock Exchange, or other applicable principal trading exchange or market for the Common Stock (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock) (the “Principal Market”), and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Principal Market, as applicable. The Company will provide Purchaser with copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common Stock from any Principal Market. As of the date of this Agreement and the Closing Date, the OTCQB is the Principal Market. Until the Note is no longer outstanding, the Company will continue the listing or quotation of the Common Stock on a Principal Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Principal Market.

d) Fees and Expenses. On or prior to the Closing, the Company shall pay or reimburse to Purchaser a non-refundable, non-accountable sum equal to $1,000.00 for the fees, costs and expenses (including without limitation due diligence and administrative expenses) incurred by the Purchaser in connection with the Purchaser’s due diligence and negotiation of the Transaction Documents and consummation of the Transactions. The Purchaser may withhold and offset the balance of such amount from the payment of its Purchase Price otherwise payable hereunder at Closing, which offset shall constitute partial payment of such Purchase Price in an amount equal to such offset. Except as expressly set forth in this Agreement, the Note, or the Disbursement Authorization to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchaser. The Disbursement Authorization includes a disbursement of $2,750.00 to Purchaser’s legal counsel for the Purchaser’s legal fees.

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e) Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by the Purchaser in order to enforce any right or remedy under the Note. Notwithstanding any provision to the contrary contained in herein or under the Note, it is expressly agreed and provided that the total liability of the Company under the Note for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Note or herein exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Note is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Note from the effective date forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to the Purchaser with respect to indebtedness evidenced by the Note, such excess shall be applied by the Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at the Purchaser’s election.

f) Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

g) Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

h) Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the Purchaser.

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i) Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be: (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, email or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by email or facsimile with accurate confirmation generated by the transmitting facsimile machine or computer, at the address, email address or facsimile number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

Purchaser:	EMA Financial, LLC
40 Wall Street, 17th Floor
New York, NY 10005
Attn: Felicia Preston
Email: admin@emafin.com

Company:	Blow & Drive Interlock Corporation
1427 S. Robertson Blvd.
Los Angeles, CA 90035
Attn: David Haridim, Chief Executive Officer
Email: info@blowanddrive.com

Each party shall provide notice to the other party of any change in address.

j) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, subject to Section 2(f), the Purchaser may assign its rights hereunder to any person that purchases Securities in a private transaction from the Purchaser or to any of its “affiliates,” as that term is defined under the 1934 Act, without the consent of the Company.

k) Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

l) Survival. The representations and warranties of the Company and the agreements and covenants set forth in this Agreement shall survive the Closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Purchaser. The Company agrees to indemnify and hold harmless the Purchaser and all their officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Purchaser of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

m) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

n) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

o) Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchaser by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that the Purchaser shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

p) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement. Any signature transmitted by facsimile, e-mail, or other electronic means shall be deemed to be an original signature.

[signature page to follow]

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IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

BLOW & DRIVE INTERLOCK CORPORATION

By:
Name:	David Haridim
Title:	Chief Executive Officer

EMA FINANCIAL, LLC

By:
Name:	Felicia Preston
Title:	Director

GUARANTY

The undersigned subsidiary of the Company jointly and severally, absolutely, unconditionally and irrevocably, guarantees to the Purchaser and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Company when due (whether at the stated maturity, by acceleration or otherwise) of all amounts due under, and all other obligations under, the Note. The undersigned subsidiary’s liability under this Guaranty shall be unlimited, open and continuous for so long as this Guaranty remains in force.

BDI Manufacturing, Inc.

By:
Print Name:
Title:

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